UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 22, 2010

POTOMAC FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

New York	000-50735	13-3937275

(State or other                                                                (Commission File                                                         (IRS Employer

jurisdiction of	Number)	Identification No.)

incorporation)

c/o Ceres Managed Futures LLC

55 East 59th Street - 10th Floor

New York, New York 10022

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:              (212) 559-2011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2010, the Registrant’s limited partnership agreement (the “Agreement”) was amended and restated to amend the transferability provisions of the Partnership to provide limited partners with greater flexibility to transfer units, and to incorporate other minor revisions into the Agreement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
3.1	Third Amended and Restated Agreement of Limited Partnership of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By:/s/ Jerry Pascucci

Jerry Pascucci
President and Director

By:/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer and Director

Date: February 25, 2010